UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported): May 21, 2010 (May 19, 2010)
                                                   ---------------------------


                       PZENA INVESTMENT MANAGEMENT, INC.
      --------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    001-33761                 20-8999751
----------------------------     ------------------       ----------------------
(State or Other Jurisdiction     (Commission File             (IRS Employer
     of Incorporation)                 Number)            Identification Number)


120 West 45th Street, New York, New York                    10036
----------------------------------------                   --------
(Address of Principal Executive Offices)                   Zip Code


Registrant's Telephone Number, Including Area Code:  (212) 355-1600


          ----------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
   ___     Written communications pursuant to Rule 425 under the
           Securities Act.
   ___     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
   ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
   ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.07     Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Pzena Investment Management, Inc. was held in New York, New York on May 19, 2010. At that meeting, the stockholders considered and acted upon the following proposals:

     Proposal 1: Election of Directors. By the vote reflected below, the stockholders elected the following individuals as directors to hold office until the 2011 Annual Meeting of Stockholders of the Company:

                            Class A       Class B        Class A       Class B
                             Shares        Shares         Shares        Shares
Director                     "For"         "For"        "Withheld"    "Withheld"
------------------------   ---------     ----------     ----------    ----------
Richard S. Pzena           5,276,682     47,577,348        118,765             0
Steven M. Galbraith        5,158,105     47,577,348        237,342             0
Joel M. Greenblatt         5,290,482     47,577,348        104,965             0
Richard P. Meyerowich      5,157,980     47,577,348        237,467             0
Ronald W. Tysoe            5,014,452     47,577,348        380,995             0

     Proposal 2: Ratification of Independent Auditors. The stockholders voted to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for its fiscal year ending December 31, 2010. Voting was as follows:

                                             FOR         AGAINST        ABSTAIN
                                         ----------     ----------    ----------
Class A common stock                      6,898,365          3,113         2,023
Class B common stock                     46,382,979              0             0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2010

                               PZENA INVESTMENT MANAGEMENT, INC.


                               By:  /s/ Gregory S. Martin
                                    Name:   Gregory S. Martin
                                    Title:  Chief Financial Officer